MERRILL LYNCH
CONVERTIBLE
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

February 28, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             10334 -- 2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.

DEAR SHAREHOLDER

The three-month period ended February 28, 1998 was positive for US stock market indexes. The Dow Jones Industrial Average (DJIA), the Standard & Poor's 500 Index (S&P 500), the NASDAQ Composite Index and the Russell 2000 Index had total returns of +9.70%, +10.25%, +10.62% and +7.55%, respectively. During the same period, Merrill Lynch Convertible Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +6.52%, +6.26%, +6.23% and +6.45%, respectively, capturing most of the increases in stock prices. (Fund results shown do not include sales charges and would be lower if sales charges were included. Complete performance information, including average annual and aggregate total returns, can be found on pages 4 and 5 of this report to shareholders.)

These price improvements masked the sharp swings experienced during the February quarter. The prices of the equity indexes declined sharply from early December to a low that occurred in the second week of January. This decline concluded in a dramatic increase in volatility. The Volatility Index (VIX) reached its high of 35.4% during the February quarter, coinciding with the short-term bottom in stock prices. The Volatility Index reflects stock market implied volatility based on the "at the money" quotes (quote where the strike price and market price are the same) on the S&P 100 Index options. This volatility measure, while still well below its record high of 55.5% on October 27, 1997, reflected abnormally high volatility levels. This short-term low in stock prices and short-term high in volatility reversed with equities rallying through the end of February and volatility declining to more normal levels (the VIX ended the period at 19.4%). Interest rates were benign during the February quarter in a narrow range that was the inverse of stock prices. Interest rates gently declined in December and early January on a flight-to-quality move before increasing slightly as stocks recovered.

The stock market has been quite healthy since the advance off the short-term lows made in January. Both the cumulative daily and weekly advance/decline lines have made new highs coincident with new price highs in most equity indexes. This is positive for equity prices in the short term. The momentum of the move has also been constructive, but the market is now becoming somewhat overbought, in our opinion. Investor sentiment indicators are in bullish territory with most investors expecting higher prices. However, complacency seems to be high as well. Sentiment indicators are usually contrary indicators since historically high bullish readings are signs of market tops, whereas low bullish readings signify market bottoms. According to Consensus Inc. and Market Vane, bullish opinion readings were 74% and 67%, respectively, at February quarter-end.

The valuation measures of the stock market indexes are currently at extremely high levels, which is partially reflective of these high sentiment readings, but also in response to low interest rates, low inflation, high liquidity levels for individuals, positive demographics and a healthy economic environment. For example, the price/book value ratio on the DJIA at February quarter-end was a record high 5.8. The dividend yield was a record low 1.65%, and the price/earnings ratio was 22.2 times earnings. The S&P 500 also reflected these extreme valuations, trading at 26 times earnings and
5.8 times book value and yielding 1.52%. Other major indexes displayed this phenomenon as well. The S&P Industrial Average was trading at 29 times earnings and 7.3 times book value and 1.38% dividend yield. The NASDAQ 100 was trading at 46.5 times earnings with a 0.10% dividend yield, while the NASDAQ Composite Index was trading at 60.6 times earnings with a yield of 0.41%.

Notwithstanding positive economic fundamentals and market conditions, we believe that poor sentiment indicators and high valuation measures, which already reflect this positive environment, suggest this is not a low-risk entry point for equity investments. Accordingly, we maintained low exposure to equities and continued to favor higher-conversion premium, less equity-sensitive convertibles. Given the positive fundamentals but high equity valuations, we believe this may be an ideal time to cautiously participate in the equity market through the use of convertible securities. Both Ibbotson Associates and Merrill Lynch Convertibles Research have found that convertible securities have historically captured most of the equity markets' advances but with substantially lower standard deviations of returns (a basic measure of risk). Convertibles have the potential to outperform stocks during periods of flat or declining equity prices since they are fixed-income instruments and offer higher current yields.

During the quarter ended February 28, 1998, we established positions in Mark IV Industries, Inc., an automobile parts manufacturer with popular brands that include Purolator and Thermolase Corporation, an innovative personal products company. We also purchased the convertible bonds of Integrated Device Technology, Inc., a designer and manufacturer of integrated circuits and modules, to our existing position in the common stock. We added to our bond holdings in Hometown Buffet Inc., a leading operator of buffet style restaurants, Key Energy Group Inc., a provider of oilfield well services and Thermo Instrument Systems Inc., a manufacturer of automobile components. We eliminated our positions in homebuilders Continental Homes Holding Corp. and Toll Brothers Inc., as well as the manufacturer Trinity Industries, Inc.

In Conclusion
We thank you for your support of Merrill Lynch Convertible Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/DANIEL A. LUCHANSKY
Daniel A. Luchansky
Vice President and Portfolio Manager

April 6, 1998




PORTFOLIO INFORMATION

As of February 28, 1998
                                                   Percent of
Ten Largest Holdings                               Net Assets

BankAtlantic Bancorp, Inc.*                           4.4%
Home Depot, Inc. (The), 3.25% due 10/01/2001          4.3
Pep Boys -- Manny, Moe & Jack (The)*                  3.8
Key Energy Group Inc.*                                3.1
Thermo Instrument Systems Inc.*                       2.9
Citizens Utilities Trust, 5%                          2.8
ALZA Corporation, 5% due 5/01/2006                    2.7
Wendy's International, Inc., 5%, Series A             2.7
Integrated Health Services Inc., 6% due 1/01/2003     2.6
Cyprus Amax Minerals Co., $4.00, Series A             2.5

* Includes combined holdings.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Daniel A. Luchansky, Vice President
Barton A. Vogel, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" table assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*

                                                                             12 Month       3 Month    Since Inception
                                                                           Total Return   Total Return   Total Return

ML Convertible Fund, Inc. Class A Shares+                                     +15.02%        +6.52%        +159.87%
ML Convertible Fund, Inc. Class B Shares                                          --         +6.26         +  7.70
ML Convertible Fund, Inc. Class C Shares                                          --         +6.23         +  7.75
ML Convertible Fund, Inc. Class D Shares                                          --         +6.45         +  8.11

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
  Fund's inception dates are: Class A Shares, 8/02/85; and Class B, Class C and Class D Shares, 8/04/97.
+ Investment results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital
  Shares when the Fund was closed-end.




Average Annual Total Return

                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class A Shares+*
Year Ended 12/31/97                 +14.03%                 +8.05%
Five Years Ended 12/31/97           +10.46                  +9.27
Ten Years Ended 12/31/97            + 9.70                  +9.11

 + Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge currently applicable to Class A Shares.


                                       % Return         % Return
                                      Without CDSC      With CDSC**
Class B Shares*
Inception (8/04/97) through 12/31/97     +4.58%           +1.58%

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class C Shares*
Inception (8/04/97)
through 12/31/97                     +4.63%                 +3.88%

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class D Shares*
Inception (8/04/97)
through 12/31/97                     +4.90%                 -0.61%

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




Merrill Lynch Convertible Fund, Inc.                                                                         February 28, 1998

SCHEDULE OF INVESTMENTS

                           S&P   Moody's     Face                                                                    Value
Industry                 Rating  Rating     Amount         Convertible Debentures                   Cost            (Note 1a)


Assisted Living --        NR*     NR*     $2,000,000   Assisted Living Concepts, Inc.,
2.5%                                                   6% due 11/01/2002                         $2,023,247        $2,122,500

Automotive                                             Magna International Inc.:
Parts -- 10.7%            A-      NR*      1,000,000   4.875% due 2/15/2005 (d)                   1,000,000         1,015,000
                          NR*     Baa1       900,000   7.25% due 7/05/2005                          772,368           891,903
                          BB+     Ba2      1,000,000   Mark IV Industries, Inc., 4.75%
                                                       due 11/01/2004 (d)                           923,750           946,250
                          B+      B1       2,000,000   Mascotech, Inc., 4.50% due 12/15/2003      1,840,000         1,820,000
                                                       Pep Boys -- Manny, Moe & Jack (The):
                          BBB     Baa3     2,500,000   4% due 9/01/1999                           2,575,000         2,443,750
                          BBB     Baa3     1,500,000   4.089% due 9/20/2011 (b)                     871,424           825,000
                                                       Tower Automotive, Inc.:
                          B+      NR*        350,000   5% due 8/01/2004                             364,000           384,125
                          B+      NR*        750,000   5% due 8/01/2004 (d)                         750,000           823,125
                                                                                               ------------      ------------
                                                                                                  9,096,542         9,149,153

Aviation Equipment --     B-      B3       1,000,000   Kellstrom Industries Inc., 5.75%
1.3%                                                   due 10/15/2002 (d)                         1,000,000         1,083,750

Banking &                                              BankAtlantic Bancorp, Inc.+:
Financial -- 4.4%         NR*     NR*      1,250,000   6.75% due 7/01/2006                        2,152,413         2,437,500
                          NR*     NR*      1,150,000   5.625% due 12/01/2007                      1,156,875         1,299,500
                                                                                               ------------      ------------
                                                                                                  3,309,288         3,737,000

Conglomerates -- 2.0%     NR*     NR*        600,000   Polyphase Corporation, 12% due
                                                       7/01/1999+++                                 600,000           402,000
                          A-      Ba2      1,100,000   Thermo Electron Corporation, 4.25%
                                                       due 1/01/2003                              1,270,500         1,298,000
                                                                                               ------------      ------------
                                                                                                  1,870,500         1,700,000

Drilling -- 1.1%          A+      NR*      1,000,000   Loews Corp., 3.125% due 9/15/2007
                                                       (into Diamond Offshore
                                                       Drilling Inc.)                             1,000,000           961,250

Energy -- 3.1%                                         Key Energy Group Inc.+:
                          NR*     NR*        200,000   7% due 7/01/2003                             431,064           392,000
                          NR*     NR*      2,750,000   5% due 9/15/2004 (d)                       2,268,600         2,282,500
                                                                                               ------------      ------------
                                                                                                  2,699,664         2,674,500

Environmental --          A-      NR*      1,605,000   Thermo Ecotek Corp., 4.875% due
4.8%                                                   4/15/2004 (d)                              1,606,119         1,911,956
                          A-      NR*        750,000   Thermo Fibertek Inc., 4.50% due
                                                       7/15/2004 (d)                                750,000           818,438
                          BBB-    Ba2      1,250,000   USA Waste Services, Inc., 4% due
                                                       2/01/2002                                  1,274,375         1,409,375
                                                                                               ------------      ------------
                                                                                                  3,630,494         4,139,769

Healthcare                B-      B3       2,000,000   Integrated Health Services Inc.,
Services -- 4.4%                                       6% due 1/01/2003                           1,880,000         2,200,000
                          BB-     B1       1,300,000   PhyCor, Inc., 4.50% due 2/15/2003          1,209,000         1,233,375
                          BBB+    Ba1        400,000   Quantum Health Resources, Inc.,
                                                       4.75% due 10/01/2000                         366,375           375,000
                                                                                               ------------      ------------
                                                                                                  3,455,375         3,808,375

Imaging                   A-      NR*        700,000   ThermoTrex Corporation, 3.25% due
Systems -- 0.8%                                        11/01/2007                                   700,000           644,000

Medical Supplies --       NR*     NR*        550,000   Phoenix Shannon PLC, 9.50% due
1.5%                                                   11/01/2000 (d) (e)                           299,857            66,000
                          A-      NR*      1,350,000   Thermolase Corporation, 4.375% due
                                                       8/05/2004 (d)                              1,214,433         1,201,500
                                                                                               ------------      ------------
                                                                                                  1,514,290         1,267,500

Office Supplies --        BB-     Baa3     2,500,000   Office Depot, Inc., 4.891% due
4.4%                                                   11/01/2008 (b)                             1,489,153         1,793,750
                                                       US Office Products Co.:
                          B-      B3         300,000   5.50% due 5/15/2003                          269,250           258,375
                          B-      B3       1,000,000   5.50% due 5/15/2003                          842,500           842,000
                          B-      B3       1,000,000   5.50% due 5/15/2003 (d)                      942,500           861,250
                                                                                               ------------      ------------
                                                                                                  3,543,403         3,755,375

Pharmaceuticals --        BBB-    Baa3     2,000,000   ALZA Corporation, 5% due 5/01/2006         2,031,875         2,335,000
2.7%

Precious Metals --        CCC+    B3       1,000,000   Coeur D'Alene Mines Corporation, 7.25%
1.0%                                                   due 10/31/2005 (d)                           735,000           885,000

Real Estate Investment    NR*     B2       1,500,000   Capstone Capital Trust, Inc., 6.55%
Trusts -- 1.7%                                         due 3/14/2002                              1,377,667         1,449,375

Restaurants -- 2.9%       B-      B2         500,000   Boston Chicken, Inc., 7.75%
                                                       due 5/01/2004                                465,000           347,500
                          B       B2       1,985,000   Hometown Buffet Inc., 7%
                                                       due 12/01/2002                             2,015,550         2,101,619
                                                                                               ------------      ------------
                                                                                                  2,480,550         2,449,119
Retail -- Building        A+      A1       2,500,000   Home Depot, Inc. (The), 3.25% due
Materials -- 4.3%                                      10/01/2001+                                2,500,000         3,710,925

Scientific                A-      NR*      2,000,000   Thermo Cardiosystems, Inc., 4.75%
Equipment -- 6.7%                                      due 5/15/2004 (d)                          2,000,000         2,122,500
                                                       Thermo Instrument Systems Inc.:
                          A       Baa2     1,250,000   4.50% due 10/15/2003 (d)                   1,280,000         1,392,188
                          A-      NR*      1,000,000   4% due 1/15/2005                           1,000,000         1,065,000
                          A-      Baa3     1,000,000   Thermo Optek Corp., 5% due
                                                       10/15/2000 (d)                             1,035,000         1,121,250
                                                                                               ------------      ------------
                                                                                                  5,315,000         5,700,938

Semiconductors --         B       NR*        750,000   Cypress Semiconductor Corp., 6%
1.8%                                                   due 10/01/2002 (d)                           750,000           654,375
                          B-      B2       1,000,000   Integrated Device Technology, Inc.,
                                                       5.50% due 6/01/2002                          850,000           915,000
                                                                                               ------------      ------------
                                                                                                  1,600,000         1,569,375

Technology -- 2.9%        NR*     NR*      1,000,000   Apple Computer, Inc., 6% due 6/01/2001       950,000         1,027,500
                          B       B3         750,000   Data General Corporation, 6% due
                                                       5/15/2004                                    750,000           781,875
                          NR*     NR*        650,000   Premiere Technologies, Inc., 5.75%
                                                       due 7/01/2004+ (d)                           650,000           715,813
                                                                                               ------------      ------------
                                                                                                  2,350,000         2,525,188

Textiles -- 1.0%          B+      B1       1,000,000   Fieldcrest Cannon, Inc., 6%
                                                       due 3/15/2012                                685,000           830,000

Water Treatment           BB+     B1       1,750,000   US Filter Corp., 4.50% due 12/15/2001      1,750,000         1,920,625
Systems -- 2.2%
                                                       Total Convertible Debentures -- 68.2%     54,667,895        58,418,717


                                              Shares
                                               Held       Convertible Preferred Stocks

Banking &                 NR*     A1          10,000   Jefferson Pilot Corp. (ACESSM)
Financial -- 1.4%                                      (into Nations Bank Corp.), 7.25% (c)         725,000         1,175,000

Energy -- 2.1%            BB-     Ba2         20,000   CalEnergy Capital Trust II, 6.25% (d)      1,000,000           902,500
                          B       B3          20,000   Lomak Petroleum, Inc., 5.75% (d)           1,000,000           940,000
                                                                                               ------------      ------------
                                                                                                  2,000,000         1,842,500
Healthcare -- 0.8%        BB-     Baa3        50,000   Medpartners Inc., 6.50%                    1,109,375           715,625

Mining -- 2.5%            NR*     Ba1         43,150   Cyprus Amax Minerals Co., $4.00,
                                                       Series A                                   2,312,840         2,135,925

Paper -- 2.4%             BBB+    Baa1        40,000   International Paper Co., $5.25             1,902,000         2,040,000

Real Estate Investment    BBB     Baa3        30,000   Public Storage Inc., $2.062 (e)              759,300         1,567,500
Trusts -- 1.8%

Restaurants -- 2.7%       BBB     Baa2        45,000   Wendy's International, Inc., 5%,
                                                       Series A                                   2,305,938         2,328,750

Retail -- 2.3%            BB-     B1          34,500   Kmart Financing I, 7.75%                   1,860,195         1,932,000

Steel -- 4.1%             B       Caa         40,000   WHX Corporation, 6.50%, Series A           1,590,840         1,970,000
                          A-      A3         103,610   Worthington Industries, Inc., 7.25%
                                                       (into Rouge Industries, Inc.)              1,751,527         1,515,296
                                                                                               ------------      ------------
                                                                                                  3,342,367         3,485,296

Utilities -- 2.8%         AA      Aa3         50,500   Citizens Utilities Trust, 5%               2,191,905         2,398,750
                                                       Total Convertible Preferred
                                                       Stocks -- 22.9%                           18,508,920        19,621,346


                                              Shares                                                                   Value
Industry                                       Held               Common Stocks                       Cost           (Note 1a)


Banking & Financial -- 0.0%                        1   Nal Acceptance Corp. (Warrants)(a)++              $0            $2,578
Consumer Products -- 1.0%                     25,000   RJR Nabisco Holdings Corp.                   821,875           864,063
Drug Distribution -- 0.4%                     10,000   Bindley Western Industries, Inc.             191,850           331,250
Environmental -- 0.2%                          6,000   Allied Waste Industries, Inc. (e)             28,804           129,000
Funeral Services -- 0.4%                      10,000   Service Corporation International            183,039           378,750
Mining -- 0.8%                                40,000   Inco Ltd.                                    729,276           707,500
Paper -- 0.7%                                 17,700   Boise Cascade Corporation                    585,162           589,631
Pharmaceuticals -- 0.0%                        2,182   Crescendo Pharmaceuticals Corporation         25,093            25,502
Semiconductors -- 1.9%                        75,800   Cypress Semiconductor Corporation (e)        974,147           715,362
                                              60,000   Integrated Device Technology, Inc. (e)       788,465           900,000
                                                                                               ------------      ------------
                                                                                                  1,762,612         1,615,362

Steel -- 0.9%                                 40,000   AK Steel Holding Corporation                 601,549           747,500

Utilities -- 0.1%                              5,652   Citizens Utilities Company (Class B)          51,095            52,988
                                                       Total Common Stocks -- 6.4%                4,980,355         5,444,124


                                              Face
                                             Amount        Short-Term Securities

Commercial                                $1,933,000   General Motors Acceptance Corp.,
Paper** -- 2.3%                                        5.69% due 3/02/1998                        1,932,083         1,932,083
                                                       Total Short-Term Securities -- 2.3%        1,932,083         1,932,083
Total Investments -- 99.8%                                                                      $80,089,253        85,416,270
                                                                                               ============

Short Sales (Proceeds -- $4,949,445) -- (6.7%)+                                                                    (5,709,644)

Other Assets Less Liabilities -- 6.9%                                                                               5,923,261
                                                                                                                 ------------

Net Assets -- 100.0%                                                                                              $85,629,887
                                                                                                                 ============

(a) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(c) Adjustable Convertible Extendable Securities.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Non-income producing security.
  * Not Rated.
 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
 + Covered short sales entered into as of February 28, 1998 were as follows:

                                                 Value
 Shares               Issue                 (Notes 1a & 1h)

179,500        BankAtlantic Bancorp, Inc.    $(2,344,719)
 40,000        Home Depot, Inc. (The)         (2,552,500)
 19,500        Key Energy Group Inc.            (344,906)
  5,500        Polyphase Corporation              (4,469)
 14,700        Premier Technologies, Inc.       (463,050)

Total (Proceeds -- $4,949,445)               $(5,709,644)
                                             ===========

++ Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $405,000, representing 0.5% of net assets.

                        Acquisition                 Value
Issue                      Date         Cost      (Note 1a)
Nal Acceptance Corp.
  (Warrants)             9/12/1996          $0      $2,578
Polyphase Corporation,
  12% due 7/01/1999      7/05/1994     600,000     402,000

Total                                 $600,000    $404,578
                                      ========    ========

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1998


Assets:               Investments, at value (identified cost -- $80,089,253) (Note 1a)                           $85,416,270
                      Cash                                                                                               226
                      Deposits on short sales (Note 1h)                                                            4,751,672
                      Receivables:
                      Securities sold                                                           $2,935,558
                      Capital shares sold                                                          791,148
                      Interest                                                                     757,800
                      Dividends                                                                    105,690         4,590,196
                                                                                             -------------
                      Prepaid registration fees and other assets (Note 1f)                                            59,660
                                                                                                               -------------
                      Total assets                                                                                94,818,024
                                                                                                               -------------

Liabilities:          Common stock sold short, at market value (proceeds -- $4,949,445)
                      (Notes 1a & 1h)                                                                              5,709,644
                      Payables:
                      Securities purchased                                                       2,893,750
                      Capital shares redeemed                                                      524,120
                      Investment adviser (Note 2)                                                   38,522
                      Distributor (Note 2)                                                          11,316
                      Short sales (Note 1h)                                                          5,075         3,472,196
                                                                                             -------------
                      Accrued expenses and other liabilities                                                           5,710
                                                                                                               -------------
                      Total liabilities                                                                            9,188,137
                                                                                                               -------------

Net Assets:           Net assets                                                                                 $85,629,887
                                                                                                                ============

Net Assets            Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                          $510,676
Consist of:           Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                           101,393
                      Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                            18,448
                      Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                            20,850
                      Paid-in capital in excess of par                                                            78,463,386
                      Undistributed investment income -- net                                                         397,522
                      Undistributed realized capital gains on investments -- net                                   1,550,725
                      Unrealized appreciation on investments -- net                                                4,566,887
                                                                                                               -------------
                      Net assets                                                                                 $85,629,887
                                                                                                                ============
Net Asset Value:      Class A -- Based on net assets of $67,166,710 and 5,106,762 shares outstanding                  $13.15
                                                                                                                ============
                      Class B -- Based on net assets of $13,301,312 and 1,013,934 shares outstanding                  $13.12
                                                                                                                ============
                      Class C -- Based on net assets of $2,421,403 and 184,482 shares outstanding                     $13.13
                                                                                                                ============
                      Class D -- Based on net assets of $2,740,462 and 208,502 shares outstanding                     $13.14
                                                                                                                ============

                      See Notes to Financial Statements.






Statement of Operations for the Six Months Ended February 28, 1998


Investment Income     Interest and discount earned                                                             $1,857,781
(Notes 1d & 1e):      Dividends                                                                                   646,884
                                                                                                               ----------
                      Total income                                                                              2,504,665
                                                                                                               ----------

Expenses:             Investment advisory fees (Note 2)                                      $269,128
                      Professional fees                                                        71,167
                      Accounting services (Note 2)                                             51,510
                      Account maintenance and distribution fees -- Class B (Note 2)            42,540
                      Printing and shareholder reports                                         37,184
                      Transfer agent fees -- Class A (Note 2)                                  34,942
                      Directors' fees and expenses                                             26,837
                      Registration fees (Note 1f)                                              23,870
                      Custodian fees                                                            9,011
                      Interest on securities sold short                                         7,593
                      Dividends on securities sold short                                        7,075
                      Account maintenance and distribution fees -- Class C (Note 2)             6,901
                      Transfer agent fees -- Class B (Note 2)                                   4,607
                      Account maintenance fees -- Class D (Note 2)                              2,150
                      Transfer agent fees -- Class D (Note 2)                                     806
                      Pricing services                                                            784
                      Transfer agent fees -- Class C (Note 2)                                     773
                      Other                                                                     5,440
                                                                                           ----------
                      Total expenses                                                                              602,318
                                                                                                               ----------
                      Investment income -- net                                                                  1,902,347
                                                                                                               ----------

Realized &            Realized gain (loss) from:
Unrealized Gain       Investments -- net                                                    2,670,700
(Loss) on             Foreign currency transactions -- net                                     (1,468)          2,669,232
Investments &                                                                                                  ----------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions -- Net   Investments -- net                                                      365,685
(Notes 1b, 1c,        Foreign currency transactions -- net                                         94             365,779
1e & 3)                                                                                  ------------         -----------
                      Net realized and unrealized gain on investments and
                      foreign currency transactions                                                             3,035,011
                                                                                                               ----------
                      Net Increase in Net Assets Resulting from Operations                                     $4,937,358
                                                                                                              ===========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                   For the Six      For the          For the
                                                                                      Months        Period            Year
                                                                                      Ended      Jan. 1, 1997         Ended
                                                                                     Feb. 28,     to Aug. 31,        Dec. 31,
Increase (Decrease) in Net Assets:                                                    1998            1997            1996


Operations:           Investment income -- net                                     $1,902,347      $8,745,876     $14,105,139
                      Realized gain on investments and foreign currency
                      transactions -- net                                           2,669,232      50,580,734      19,882,034
                      Income taxes on realized gain on investments                         --              --      (4,841,320)
                      Change in unrealized appreciation/depreciation on
                      investments and foreign currency transactions -- net            365,779     (31,783,237)     17,386,219
                                                                                 ------------    ------------     -----------
                      Net increase in net assets resulting from operations          4,937,358      27,543,373      46,532,072
                                                                                 ------------    ------------     -----------

Dividends &           Investment income -- net:
Distributions to      Class A                                                      (1,935,219)             --              --
Shareholders          Class B                                                        (157,652)             --              --
(Note 1g):            Class C                                                         (24,527)             --              --
                      Class D                                                         (32,775)             --              --
                      Income Shares                                                        --      (8,134,631)+   (14,192,493)+
                      Realized gain on investments -- net:
                      Class A                                                     (28,338,343)             --      (7,473,704)++
                      Class B                                                        (939,688)             --              --
                      Class C                                                        (147,966)             --              --
                      Class D                                                        (182,527)             --              --
                                                                                 ------------    ------------     -----------
                      Net decrease in net assets resulting from dividends and
                      distributions to shareholders                               (31,758,697)     (8,134,631)    (21,666,197)
                                                                                 ------------    ------------     -----------

Capital Share         Net decrease in net assets from capital share transactions   (5,850,463)   (190,895,600)             --
Transactions          Offering costs resulting from issuance of new
(Note 4):             classes of shares                                               (14,326)       (190,000)             --
                                                                                 ------------    ------------     -----------
                      Net decrease in net assets derived from capital share
                      transactions                                                 (5,864,789)   (191,085,600)             --
                                                                                 ------------    ------------     -----------

Net Assets:           Total increase (decrease) in net assets                     (32,686,128)   (171,676,858)     24,865,875
                      Beginning of period                                         118,316,015     289,992,873     265,126,998
                                                                                 ------------    ------------     -----------
                      End of period*                                             $85,629,887     $118,316,015    $289,992,873
                                                                                 ===========     ============     ===========

                    * Undistributed investment income -- net                        $397,522         $645,348        $128,996
                                                                                 ===========     ============     ===========

                    + Dividends from investment income -- net during this time period reflect when the Fund was a dual-structure closed-end management investment company. All dividends were paid to Income Shareholders.
                      Such shares were redeemed on July 31, 1997.
                   ++ Formerly Capital Shares.

                      See Notes to Financial Statements.






Merrill Lynch Convertible Fund, Inc.                                                                     February 28, 1998

Financial Highlights
                                                                                       Class A++++++

The following per share data and ratios have been            For the     For the
derived from information provided in the financial         Six Months    Period
statements.                                                  Ended     Jan. 1, 1997        For the Year Ended December 31,
                                                            Feb. 28,    to Aug. 31,
Increase (Decrease) in Net Asset Value:                       1998++       1997++        1996++     1995      1994      1993

Per Share           Net asset value, beginning of period     $17.36       $15.57        $13.43     $11.13    $13.21    $12.87
Operating                                                   -------     --------      --------   --------   -------  --------
Performance:+++     Investment income -- net                    .29          .06            --         --        --       --
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions -- net                         .45         1.75          2.78       2.66     (2.12)    1.43
                                                            -------     --------      --------   --------   -------  --------
                    Total from investment operations            .74         1.81          2.78       2.66     (2.12)    1.43
                                                            -------     --------      --------   --------   -------  --------
                    Less dividends and distributions:
                    Investment income -- net                   (.33)          --            --         --        --       --
                    Realized gain on investments --
                    net                                       (4.62)          --          (.64)      (.36)     (.01)   (1.17)
                                                            -------     --------      --------   --------   -------  --------
                    Total dividends and distributions         (4.95)          --          (.64)      (.36)     (.01)   (1.17)
                                                            -------     --------      --------   --------   -------  --------
                    Effect of repurchase of Treasury
                    Stock                                        --           --            --         --+      .05      .08
                                                            -------     --------      --------   --------   -------  --------
                    Capital charge resulting from
                    issuance of new classes of shares            --+        (.02)           --         --        --       --
                                                            -------     --------      --------   --------   -------  --------
                    Net asset value, end of period           $13.15       $17.36        $15.57     $13.43    $11.13   $13.21
                                                            -------     --------      --------   --------   -------  --------
Total Investment    Based on net asset value per share         5.48%++++   11.50%++++    20.60%     24.44%   (15.68%)  13.94%
Return:**                                                   -------     --------      --------   --------   -------  --------


Ratios to Average   Expenses***                                1.22%*        .90%*         .78%       .79%      .87%      .80%
Net Assets:                                                 -------     --------      --------   --------   -------  --------
                    Investment income -- net                   4.39%*       4.76%*        4.98%      5.40%     5.43%     5.10%
                                                            -------     --------      --------   --------   -------  --------
Supplemental        Net assets, end of period
Data:               (in thousands)                          $67,167     $110,178      $289,993   $265,127   $238,46  $274,999
                                                            -------     --------      --------   --------   -------  --------
                    Portfolio turnover                        76.07%       92.86%       129.06%     87.69%    69.37%   116.03%
                                                            -------     --------      --------   --------   -------  --------
                    Average commission rate paid++           $.0549       $.0522        $.0447         --        --       --
                                                            -------     --------      --------   --------   -------  --------

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads. Performance results prior to August 4, 1997 are for when the Fund was a dual-structure closed-end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
                *** Excluding taxes on undistributed net realized long-term capital gains for years prior to the period
                    January 1, 1997 to August 31, 1997.
                  + Amount is less than $.01 per share.
                 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
                +++ Excludes the effect of per share operating performance of the Fund's Income Shares, which were redeemed on July 31, 1997. Per share operating performance prior to the period January 1, 1997 to August 31, 1997 reflects when the Fund was a dual-structure closed-end management investment company. For the period
                    January 1, 1997 to July 31, 1997, investment income -- net per Income Share was $0.73 and dividends of investment income -- net per Income Share were $0.70.
                 ++ Based on average shares outstanding.
               ++++ Aggregate total investment return.
             ++++++ Formerly Capital Shares.

                    See Notes to Financial Statements.





                                                                                                       Class B++++

                                                                                                For the       For the
                                                                                                  Six          Period
                                                                                                 Months        Aug. 4,
The following per share data and ratios have been derived                                        Ended        1997+ to
from information provided in the financial statements.                                          Feb. 28,       Aug. 31,
Increase (Decrease) in Net Asset Value:                                                           1998          1997

Per Share           Net asset value, beginning of period                                         $17.35        $16.91
Operating           Investment income -- net                                                        .20           .05
Performance:        Realized and unrealized gain on investments and foreign currency
                    transactions -- net                                                             .47           .39
                                                                                                -------        ------
                    Total from investment operations                                                .67           .44
                                                                                                -------        ------
                    Less dividends and distributions:
                    Investment income -- net                                                       (.28)           --
                    Realized gain on investments -- net                                           (4.62)           --
                                                                                                -------        ------

                    Total dividends and distributions                                             (4.90)           --
                                                                                                -------        ------
                    Net asset value, end of period                                               $13.12        $17.35
                                                                                                -------        ------
Total Investment    Based on net asset value per share                                             4.96%++       2.60%++
Return:**                                                                                       -------        ------
Ratios to Average   Expenses                                                                       2.27%*        2.66%*
Net Assets:                                                                                     -------        ------
                    Investment income -- net                                                       3.13%*        3.77%*
                                                                                                -------        ------
Supplemental        Net assets, end of period (in thousands)                                    $13,301        $5,759
Data:                                                                                           -------        ------
                    Portfolio turnover                                                            76.07%        92.86%
                                                                                                -------        ------
                    Average commission rate paid                                                 $.0549        $.0522
                                                                                                -------        ------

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
                 ++ Aggregate total investment return.
               ++++ Based on average shares outstanding.

                    See Notes to Financial Statements.






                                                                                                     Class C++++

                                                                                                For the      For the
                                                                                                  Six         Period
                                                                                                 Months       Aug. 4,
The following per share data and ratios have been derived                                        Ended       1997+ to
from information provided in the financial statements.                                          Feb. 28,      Aug. 31,
Increase (Decrease) in Net Asset Value:                                                           1998          1997

Per Share           Net asset value, beginning of period                                        $17.36        $16.91
Operating                                                                                       ------        ------
Performance:        Investment income -- net                                                       .19           .05
                    Realized and unrealized gain on investments and foreign currency
                    transactions -- net                                                            .48           .40
                                                                                                ------        ------
                    Total from investment operations                                               .67           .45
                                                                                                ------        ------
                    Less dividends and distributions:
                    Investment income -- net                                                      (.28)           --
                    Realized gain on investments -- net                                          (4.62)           --
                                                                                                ------        ------
                    Total dividends and distributions                                            (4.90)           --
                                                                                                ------        ------
                    Net asset  value, end of period                                             $13.13        $17.36
                                                                                                ------        ------
Total Investment    Based on net asset value per share                                            4.95%++       2.66%++
Return:**                                                                                       ------        ------
Ratios to Average   Expenses                                                                      2.27%*        2.74%*
Net Assets:                                                                                     ------        ------
                    Investment income -- net                                                      3.18%*        3.58%*
                                                                                                ------        ------
Supplemental        Net assets, end of period (in thousands)                                    $2,421        $1,014
Data:                                                                                           ------        ------
                    Portfolio turnover                                                           76.07%        92.86%
                                                                                                ------        ------
                    Average commission rate paid                                                $.0549        $.0522
                                                                                                ------        ------

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
                 ++ Aggregate total investment return.
               ++++ Based on average shares outstanding.

                    See Notes to Financial Statements.





                                                                                                     Class D++++

                                                                                                For the      For the
                                                                                                  Six         Period
                                                                                                 Months       Aug. 4,
The following per share data and ratios have been derived                                        Ended       1997+ to
from information provided in the financial statements.                                          Feb. 28,      Aug. 31,
Increase (Decrease) in Net Asset Value:                                                           1998          1997

Per Share           Net asset value, beginning of period                                        $17.36        $16.91
Operating                                                                                       ------        ------
Performance:        Investment income -- net                                                       .24           .07
                    Realized and unrealized gain on investments and foreign currency
                    transactions -- net                                                            .47           .38
                                                                                                ------        ------
                    Total from investment operations                                               .71           .45
                                                                                                ------        ------
                    Less dividends and distributions:
                    Investment income -- net                                                      (.31)           --
                    Realized gain on investments -- net                                          (4.62)           --
                                                                                                ------        ------
                    Total dividends and distributions                                            (4.93)           --
                                                                                                ------        ------
                    Net asset  value, end of period                                             $13.14        $17.36
                                                                                                ------        ------
Total Investment    Based on net asset value per share                                            5.30%++       2.66%++
Return:**                                                                                       ------        ------

Ratios to Average   Expenses                                                                      1.50%*        1.92%*
Net Assets:                                                                                     ------        ------
                    Investment income -- net                                                      3.89%*        4.81%*
                                                                                                ------        ------
Supplemental        Net assets, end of period (in thousands)                                    $2,741        $1,365
Data:                                                                                           ------        ------
                    Portfolio turnover                                                           76.07%        92.86%
                                                                                                ------        ------
                    Average commission rate paid                                                $.0549        $.0522
                                                                                                ------        ------

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
                 ++ Aggregate total investment return.
               ++++ Based on average shares outstanding.

                    See Notes to Financial Statements.




Merrill Lynch Convertible Fund, Inc.              February 28, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributors, Inc. ("MLFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                    Account          Distribution
                                Maintenance Fee         Fee

Class B                              0.25%             0.75%
Class C                              0.25%             0.75%
Class D                              0.25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD       MLPF&S

Class A                           $2,589      $4,757
Class D                           $2,713     $36,786

For the six months ended February 28, 1998, MLPF&S received contingent deferred sales charges of $24,973 and $1,853 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $21,621 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 1998.

During the six months ended February 28, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $561 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.
Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1998 were $63,474,584 and $65,818,650, respectively.

Net realized gains (losses) for the six months ended February 28, 1998 and net unrealized gains (losses) as of February 28, 1998 were as follows:

                                 Realized          Unrealized
                             Gains (Losses)      Gains (Losses)

Long-term investments          $2,832,997         $5,327,017
Short-term investments               (346)                --
Short sales                      (161,951)          (760,199)
Foreign currency
transactions                       (1,468)                69
                               ----------         ----------
Total                          $2,669,232         $4,566,887
                               ==========         ==========


As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,327,017, of which $7,654,002 related to appreciated securities and $2,326,985 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $80,089,253.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $5,864,789 and $191,085,600 for the six months ended February 28, 1998 and for the period January 1, 1997 to August 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                     Dollar
February 28, 1998                      Shares        Amount

Shares sold                           188,123      $2,436,284
Shares issued to shareholders
in reinvestment of dividends
and distributions                     810,769      10,502,646

Total issued                          998,892      12,938,930
Shares redeemed                    (2,238,551)    (29,878,955)
                                   ----------    ------------
Net decrease                       (1,239,659)   $(16,940,025)
                                   ==========    ============

Class A Shares for the
Period January 1, 1997                               Dollar
to August 31, 1997                     Shares        Amount

Shares sold                            45,211        $774,119
Shares redeemed                    (5,352,490)    (91,314,601)
                                   ----------    ------------
Net decrease                       (5,307,279)   $(90,540,482)
                                   ==========    ============

Class B Shares for the
Six Months Ended                                     Dollar
February 28, 1998                      Shares        Amount

Shares sold                           787,223     $10,174,167
Shares issued to shareholders
in reinvestment of dividends
and distributions                      76,312         984,129
                                   ----------    ------------
Total issued                          863,535      11,158,296
Shares redeemed                      (181,465)     (3,055,462)
                                   ----------    ------------
Net increase                          682,070      $8,102,834
                                   ==========    ============

Class B Shares for the
Period August 4, 1997+                                Dollar
to August 31, 1997                    Shares          Amount

Shares sold                           347,816      $5,946,236
Shares redeemed                       (15,952)       (272,208)
                                   ----------    ------------
Net increase                          331,864      $5,674,028
                                   ==========    ============

+ Commencement of operations.

Class C Shares for the
Six Months Ended                                      Dollar
February 28, 1998                      Shares         Amount

Shares sold                           156,631      $2,055,838
Shares issued to shareholders
in reinvestment of dividends
and distributions                      11,912         153,615
                                   ----------    ------------
Total issued                          168,543       2,209,453
Shares redeemed                       (42,473)       (706,576)
                                   ----------    ------------
Net increase                          126,070      $1,502,877
                                   ==========    ============

Class C Shares for the
Period August 4, 1997+                                Dollar
to August 31, 1997                     Shares         Amount

Shares sold                            59,874      $1,024,877
Shares redeemed                        (1,462)        (25,410)
                                   ----------    ------------
Net increase                           58,412        $999,467
                                   ==========    ============

+ Commencement of operations.

Class D Shares for the
Six Months Ended                                      Dollar
February 28, 1998                      Shares         Amount

Shares sold                           170,752      $2,216,873
Shares issued to shareholders
in reinvestment of dividends
and distributions                      13,888         179,305
                                   ----------    ------------
Total issued                          184,640       2,396,178
Shares redeemed                       (54,762)       (912,327)
                                   ----------    ------------
Net increase                          129,878      $1,483,851
                                   ==========    ============

Class D Shares for the
Period August 4, 1997+                                Dollar
to August 31, 1997                     Shares         Amount

Shares sold                            96,058      $1,653,202
Shares redeemed                       (17,434)       (302,405)
                                   ----------    ------------
Net increase                           78,624      $1,350,797
                                   ==========    ============

+ Commencement of operations.

In addition, on July 31, 1997, all 11,653,700 Income Shares were redeemed amounting to $108,379,410.